UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2014

AVID TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-36254	04-2977748
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Network Drive, Burlington, Massachusetts  01803
(Address of Principal Executive Offices)   (Zip Code)

(978) 640-6789
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⎕ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⎕ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⎕ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⎕ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

The purpose of the disclosure in this Item 8.01 is to provide a description of the common stock of Avid Technology, Inc. (the “Company”). This description is being provided for purposes of U.S. Securities and Exchange Commission (the “SEC”) forms that require a description of, or an incorporation by reference to a description of, securities covered by a registration statement filed under the Securities Exchange Act of 1934.

Description of Common Stock

The Company is authorized to issue 100,000,000 shares of common stock, par value $0.01 per share and 1,000,000 shares of preferred stock, par value $0.01 per share. As of October 15, 2014, there were 39,162,905 shares of the Company’s common stock issued and outstanding, and no shares of the Company’s preferred stock issued and outstanding. All of the Company’s outstanding shares of capital stock are fully paid and non-assessable.

The following description of the Company’s common stock is intended as a summary. For a full description of terms relating to the Company’s common stock, investors should refer to (i) the Company’s Certificate of Amendment of the Third Amended and Restated Certificate of Incorporation , which is filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed with the SEC on July 27, 2005, (ii) the Company’s Third Amended and Restated Certificate of Incorporation, which is filed as Exhibit 3.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2005 filed with the SEC on November 14, 2005, (iii) the Company’s Specimen Certificate representing the Company’s Common Stock, which is filed as Exhibit 4.1 to the Company’s Form S-1 filed with the SEC on March 11, 1993, and (iv) the applicable provisions of the Delaware General Corporation Law (the “DGCL”).

Common Stock

The voting, dividend and liquidation rights of the holders of the common stock are subject to and qualified by the rights of the holders of the preferred stock of any series as may be designated by the Board of Directors upon any issuance of the preferred stock of any series. The holders of the common stock are entitled to one vote for each share held at all meeting of stockholders (and written actions in lieu of meetings). There shall be no cumulative voting.

The number of authorized shares of common stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the stock of the Company entitled to vote, irrespective of the provisions of Section 242(b) (2) of the DGCL.

Dividends may be declared and paid on the common stock from funds lawfully available therefore as and when determined by the Board of Directors and subject to any preferential dividend rights of any then outstanding preferred stock. Upon the dissolution or liquidation of the Company, whether voluntary or involuntary, holders of common stock will be entitled to receive all assets of the Company available for distribution to its stockholders, subject to any preferential rights of any then outstanding preferred stock.
Transfer Agent and Registrar
The transfer agent for the Company’s common stock is Computershare Investor Services, 250 Royall Street, Canton, MA 02021.
Listing
The Company’s common stock is quoted on the OTC Pink Tier under the symbol “AVID.” The Company has applied to have the common stock listed on the NASDAQ Stock Market.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVID TECHNOLOGY, INC.
(Registrant)

Date: November 12, 2014	By: /s/ John W. Frederick Name: John W. Frederick Title: Executive Vice President, Chief Financial Officer and Chief Administrative Officer